Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ENACTED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-Q of THQ Inc. (the “Company”) for the period ended June 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Brian J. Farrell, Chief Executive Officer and Paul J. Pucino, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, that:

(1)            The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)            The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brian J. Farrell

Brian J. Farrell

Chief Executive Officer

July 29, 2009

/s/ Paul J. Pucino

Paul J. Pucino

Chief Financial Officer

July 29, 2009

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.